DELAWARE GROUP® CASH RESERVE

Delaware Cash Reserve® Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C and Consultant Class
Summary and Statutory Prospectuses dated July 29, 2013

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

In efforts to prevent a negative yield, the Fund's investment manager, Delaware Management Company (Manager), has voluntarily agreed to waive or limit its fees, assume as its own expense certain expenses otherwise payable by the Fund, and if necessary, make a capital infusion into the Fund to prevent a negative yield. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive all 12b-1 fees for the Class B, Class C, and Consultant Class shares from July 29, 2013 until such time as the voluntary expense cap is discontinued.

These waivers, expense reimbursements and capital infusions are voluntary and may be modified or discontinued by the Manager and Distributor at any time, and without further notice. There is no guarantee that the Fund will be able to avoid a negative yield. With these reductions, net fund operating expenses for the fiscal year were as shown in the Financial Highlights.

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	Consultant
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%1	1.00%1	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	Consultant
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	none	1.00%	1.00%	0.25%
Other expenses	0.24%	0.24%	0.24%	0.24%
Total annual fund operating expenses	0.69%	1.69%	1.69%	0.94%
Fee waivers and expense reimbursements	—	(0.75%)2	—	—
Total annual fund operating expenses after fee waivers and expense reimbursements	0.69%	0.94%	1.69%	0.94%

1
If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2
The Fund's distributor, Delaware Distributor, L.P. (Distributor), has contracted to limit the Class B shares’ 12b-1 fees from July 29, 2013 through July 29, 2014 to no more than 0.25% of their average daily net assets. These waivers and reimbursements may be terminated only by agreement of the Distributor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not redeemed)		(if not redeemed)
Class	A	B	B	C	C	Consultant
1 year	$70	$96	$496	$172	$272	$96
3 years	$221	$459	$734	$533	$533	$300
5 years	$384	$847	$1,072	$918	$918	$520
10 years	$859	$1,734	$1,734	$1,998	$1,998	$1,155

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 18, 2013.